Retirement Class HSRVX
Institutional Class HSOVX
Administrative Class HSAVX
Investor Class HSIVX
Harbor Small Cap Value Opportunities Fund
Summary Prospectus – March 1, 2019
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2019, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.22%	0.30%	0.30%	0.42%
Total Annual Fund Operating Expenses	0.97%	1.05%	1.30%	1.42%
Expense Reimbursement[2]	(0.16)%	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.81%	0.89%	1.14%	1.26%
1  Restated to reflect current fees.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.81%, 0.89%, 1.14%, and 1.26% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 29, 2020. Only the Fund’s Board of Trustees may modify or terminate this agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$ 83	$293	$521	$1,175
Institutional	$ 91	$318	$564	$1,268
Administrative	$116	$396	$698	$1,554
Investor	$128	$434	$761	$1,688

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 73%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks, of small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2018, the range of the Index was $8 million to $6.2 billion, but it is expected to change frequently.
The Subadviser employs a fundamental bottom-up, research intensive investment process to identify approximately 60 to 70 companies to own in the Fund. The Subadviser invests in companies that it believes possess sustainable business models supported by:
■	Strong competitive positions,
■	Solid financial health,
■	Capable management teams, and/or
■	Attractive positioning in their industries
The Subadviser seeks to invest in these types of companies at attractive valuation levels, typically below the Subadviser’s estimate of their long-term intrinsic value. The Subadviser attempts to identify value drivers that will cause the value of the company to appreciate towards the intrinsic value.
The Fund’s sector weightings are a result of the Subadviser’s bottom-up stock selection process. A holding may be sold if it becomes fully valued, its fundamentals deteriorate, more attractive opportunities are identified, value drivers are realized, or value drivers are delayed beyond its investment horizon, as determined by the Subadviser.
The Fund may invest up to 10% of its total assets in the securities of foreign issuers.

Summary Prospectus
Harbor Small Cap Value Opportunities Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the Fund’s performance for the past calendar year. When the Fund generates additional years of returns, the bar chart will show the volatility — or variability — of the Fund’s annual total returns over time and how the Fund’s performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods  compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.61%	Q2 2018
Worst Quarter	-24.20%	Q4 2018

Summary Prospectus
Harbor Small Cap Value Opportunities Fund

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Value Opportunities Fund
Retirement Class Before Taxes	-17.90%	N/A	N/A	-10.45%	08-01-2017
Institutional Class Before Taxes	-17.98%	N/A	N/A	-10.53%	08-01-2017
After Taxes on Distributions	-20.05%	N/A	N/A	-12.29%
After Taxes on Distributions and Sale of Fund Shares	-10.24%	N/A	N/A	-8.50%
Administrative Class Before Taxes	-18.23%	N/A	N/A	-10.79%	08-01-2017
Investor Class Before Taxes	-18.35%	N/A	N/A	-10.91%	08-01-2017
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 2000® Value^	-12.86%	N/A	N/A	-5.08%
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Sapience Investments, LLC (“Sapience”) has subadvised the Fund since 2017.

Portfolio Manager
Samir Sikka Sapience Investments, LLC
Mr. Sikka is the Chief Investment Officer and Chief Executive Officer at Sapience and has managed the Fund since its inception in 2017.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

Summary Prospectus
Harbor Small Cap Value Opportunities Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Summary Prospectus
Harbor Small Cap Value Opportunities Fund

March 1, 2019
Retirement Class	Institutional Class	Administrative Class	Investor Class
HSRVX	HSOVX	HSAVX	HSIVX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.47.SCVO.0319